OWENS CORNING ®

INNOVATIONS FOR LIVING®

Investor Day

September 9, 2008

THE PINK PANTHER™ & © 2008 MGM. All Rights Reserved.

DELIVERING SOLUTIONS ▪ TRANSFORMING MARKETS ▪ ENHANCING LIVES

Exhibit 99.1

OWENS CORNING®

INNOVATIONS FOR LIVING®

DELIVERING SOLUTIONS ■ TRANSFORMING MARKETS ■ ENHANCING LIVES

Good Morning Scott Deitz Vice President, Investor Relations

Safety First

Welcome! Mike Thaman Chairman of the Board and Chief Executive Officer

Forward-looking Statement and Non-GAAP
Measures
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected in these statements. Such factors include competitive factors, pricing pressures, availability and cost of energy and materials, acquisitions and achievement of expected synergies therefrom, general economic conditions and factors detailed from time to time in the
Company’s Securities and Exchange Commission filings. The information in this presentation speaks as of the date September 8, 2008, and is subject to change. The Company does not undertake any duty to update or revise forward-looking statements. Any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.
Additional Company information is available on the Owens Corning Web site:
www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our Current Report on Form 8-K filed with the
Securities and Exchange Commission on July 30, 2008.

OWENS CORNING®
INNOVATIONS FOR LIVING®

OWENS CORNING®
INNOVATIONS FOR LIVING™

OWENS CORNING® OCV™ Reinforcements

OWENS CORNING® OCV™ Technical Fabrics

OWENS CORNING® OCV™ Non-Woven Technologies

OWENS CORNING® CULTURED STONE®
The Preferred Name In Stone™

OWENS CORNING® BASEMENT FINISHING SYSTEM™

Owens Corning At A Glance
•
Founded in 1938, an industry leader in glass fiber insulation, roofing and asphalt, and glass fiber reinforcements
•
2007 sales: $5 billion
•
Current market cap about $3.3 billion
•
18,000 employees in 26 countries
•
NYSE trading symbol: OC
•
130 million diluted shares outstanding at June 30, 2008
•
Senior debt ratings: BBB- and Ba1
•
FORTUNE 500 company for 54 consecutive years
•
A FORTUNE Most Admired Company for six consecutive years
•
Residential Insulation
•
Commercial & Industrial Insulation
•
Manufactured Stone Veneer
•
Residential Shingles
•
Roofing Asphalts
•
Glass Fiber Reinforcement
Materials for Composites
Global Leader
Leading North American
Market Positions
The Pink Panther™ © 1964-2008 Metro-Goldwyn-Mayer Studios Inc. All Rights Reserved.
The color PINK is a registered trademark of Owens Corning. ©2008 Owens Corning.

Achievements
• Grew Composites, rebalanced our portfolio and created
shareholder value
• Streamlined our cost structure and production capacity
• Performed well financially
• Sharpened focus on innovation and customers by
adding key talent

Outlook
• Composites demonstrating double-digit margin
performance
• Building Materials performing well in a difficult market
• Raised guidance by 10% during the second quarter call
to adjusted EBIT of at least $265 million for the year
• Recent strength in roofing performance creates an
additional upside of up to 10% in adjusted EBIT
• Outlook for the United States housing market continues
to be uncertain

Objectives for the Day
• Demonstrate that Owens Corning is a preferred
investment
• Provide information and insight
– Composites: A high-performing business
– Building Materials: Solid businesses poised for further
profitability
– Operational Excellence: Performance case studies
– Financial Strategy: Delivering shareholder returns
• Questions, answers, discussion

Composites Chuck Dana Group President, Composite Solutions Dr. Ashish Diwanji Vice President, Innovations, Composite Solutions

Forward-looking Statement and Non-GAAP
Measures
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected in these statements. Such factors include competitive factors, pricing pressures, availability and cost of energy and materials, acquisitions and achievement of expected synergies therefrom, general economic conditions and factors detailed from time to time in the
Company’s Securities and Exchange Commission filings. The information in this presentation speaks as of the date September 8, 2008, and is subject to change. The Company does not undertake any duty to update or revise forward-looking statements. Any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.
Additional Company information is available on the Owens Corning Web site:
www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our Current Report on Form 8-K filed with the
Securities and Exchange Commission on July 30, 2008.

An engineered material system…
…resulting in unique attributes replacing traditional materials
What is a “Composite”?
+
Other Materials
• Resins
• Additives
• Filler
Source: Owens Corning
Reinforcements
High Strength Light Weight Durable Non-Conductive
Non-Corrosive Longer Blades
Up to 50% Lighter
Than Steel
Safety
Glass
95%*
Other

OWENS CORNING
INNOVATIONS FOR LIVING

AMIANTIT
ASHLAND
BASF The Chemical Company
Chevron
Composites One
DOW
DSM
DUPONT
Fiber Glass Systems STAR · SMITH · FIBERCAST
Georgia-Pacific
Johnson Controls
KOHLER
LG화학
LM Glasfiber
menzolit your first choice in compounds
SAERTEX
سابك sabic
Sumitomo Corporation
TECSIS
TORAY
Vestas
WERNER

Owens Corning Sells Glass Reinforcements Downstream Glass Fibers Technical Fabrics Specialty Glass Mats

Composites
Composites
Sales EBIT as % of Sales
U.S. & Canada
Commercial
& Industrial
19%
U.S. & Canada
Residential Construction
7%
Non-U.S. & Canada
74%
Company estimates
Current Market Environment
Q2 2008 Revenue by End Market
Four-Year and LTM Financial Performance
• Strong energy and industrial related
demand
• Growth continues in emerging markets
• High global capacity utilization
54 61 D&A
51% 7% 10%
EBIT as %
of sales
165% 51 135 EBIT
76% 755 1,326 Net sales
%
Change
1   Half
2007
1   Half
2008
($ in millions)
$0
$500
$1,000
$1,500
$2,000
$2,500
2004 2005 2006 2007 LTM
0%
5%
10%
15%
20%
25%
Net sales before inter-segment eliminations
2004 is not recast for the effect of discontinued operations st st

A High-Performing Business
*Refers to the acquisition of Saint Gobain’s glass reinforcements and fabrics businesses completed on October 31, 2007
Successful Acquisition
Effectively integrating the 2007 acquisition*
Global leadership in a growing industry
Delivering innovations for growth
Market Position
Innovation

A Successful Acquisition
• Timely closing of transaction and required divestitures
– October 2007: $640 million purchase price
– May 2008: divestitures complete; about $200 million in proceeds
• Effective integration of a large business
– Retention of key customers
– Clear path to at least $30 million in synergies in 2008
– Expanding capacity in Russia by more than 2X
– Making additional growth investments in China, Brazil and India
The acquisition is delivering results
Successful Acquisition Market Position Innovation

First-Half Results
$0.8B
Pre-acquisition
1H 2007
$1.3B
Post-acquisition
1H 2008
Revenue
7%
10%
EBIT %
The acquisition better positions us for the future
Solid Performance in 2008
• 76% net sales growth 1H ’08 vs. 1H ’07
• 165% EBIT growth 1H ’08 vs. 1H ’07
• Solid productivity gains
– 15% increase in output per employee
– 6% reduction in energy consumption
– 1% reduction in OpEx (as a % of sales)
• Closed underperforming plants
• Capacity utilization is up vs. ’07
Successful Acquisition Market Position Innovation

Greater Value through Synergy Attainment
Source: Owens Corning
At least $100 million of total synergies by 2011
Composition of Synergies
Successful Acquisition Market Position Innovation
Technology:
• Upgrading to Advantex
®
Supply Chain:
• Reconfiguring plants
• Fewer ocean shipments
Operating Expenses:
• Eliminating redundancies
50%
20%
30%

Asia
Europe
Latin America
North America
Sales Breakdown
Post-acquisition
Sales Breakdown
Pre-acquisition
Manufacturing operations in
16 countries
Source: Owens Corning
2X more capacity in emerging economies, and expandable
Greater Access to Global Platforms
Successful Acquisition Market Position Innovation

OWENS CORNING

INNOVATIONS FOR LIVING®

	✓	✓	✓	✓
	✓			✓
		✓	✓	
			✓	
				✓

Scale
Global
Operations
Product-Line
Breadth
Downstream
Businesses*
A glass reinforcements company unmatched
in global supply, product, and technology capabilities
Best Able to Serve Customers
*Only companies with more than 5% market share in any one or more downstream business are checked
Successful Acquisition Market Position Innovation
Owens Corning
Jushi
PPG
CPIC
Johns Manville

Our Strategy for Growth
• Expansion to serve customers
• Differentiation to provide value
• Innovation to transform markets
The global leader in glass reinforcements
Successful Acquisition Market Position Innovation

Composites Markets and Innovations Dr. Ashish Diwanji

Owens Corning is #1
Demand for Glass Reinforcements is Growing
Trends Driving Growth
• Emerging economies
• Global energy demand
• Green solutions
Source: U.S. Fiber Economic Bureau, APFE, Owens Corning
1.5 to 2X
Global GDP
5% to 7%
CAGR
$8 B
… in glass fibers
… in technical fabrics
… in specialty glass mats
Successful Acquisition Market Position Innovation

OWENS CORNING
INNOVATIONS FOR LIVING

Market Size for
Glass Reinforcements (kt)

0
1,000
Attractive End-Use Market Growth
Power &
Energy
Aerospace
& Defense
Water
Distribution
Industrial Housing
Source: Owens Corning
Owens Corning has played a major role
in the development of these markets
Consumer
Successful Acquisition Market Position Innovation
CAGR ’08-’13
>10%      ~5%
Growth
Transportation

Owens Corning in Composites
• Commercialized glass fibers in 1938
• Pioneered the use of glass as a
reinforcement in composites
• Instrumental in converting applications
to glass reinforced composites
Our legacy of innovation continues today
1950s
1960s
1970s
1980s
1990s
Today
Successful Acquisition Market Position Innovation

Wind Power
• The world will spend $11 trillion on power
infrastructure through 2030
• By 2015, spending on renewable energy will reach
$300 billion a year
• Wind power is growing 20% per year, consuming
200,000 tons of glass reinforcements annually
Source: International Energy Agency; Morgan Stanley Clean Energy Report, May 2008; BTM Consultant ApS – March 2008; Owens Corning
Owens Corning
is the leading supplier of glass
reinforcements for wind power today

WindStrand™

High-Performance Reinforcements

Rotor diameter (m)
15 m Ø
112 m Ø
126 m Ø
160 m Ø
?
Airbus A380
wing span
80m
'85
'87
'89
'91
'93
'95
'97
'99
'01
'03
'05
?
1st year of operation
installed power
.05
.3
.5
1.3
1.6
2
4.5
5
8/10 MW

Source: Jos Beurskens, ECN

Advantex
®
Fabrics
Advantex
®
Fibers
Owens Corning: Innovation for Wind Power
Non-Conductive
Fatigue Resistant
Higher Strength
• Today: 25% longer blade life
• Future: 2X increase in blade length
Making wind energy possible and more affordable
Source: Owens Corning

Composite Pipe
• Pipe is the largest application for glass
reinforcements (300,000 tons annually)
• The use of composite pipe is growing
globally 10 – 15% per year driven by:
– Expanding industrial base
– Global increase in water consumption
– Replacement of aging infrastructure
Owens Corning
is a leading supplier of
glass reinforcements for composite pipe
Source: Ashland Specialty Resin; Global Insight; FHWA funds Cost Corrosion Study; Owens Corning

Owens Corning: Innovation for Pipe
Non-Corrosive
Burst Strength
Longer Lasting
•
50% more corrosion resistance
•
50% reduction of concrete repair costs
•
2X more burst strength than steel
•
12X more acid resistance
Source: Owens Corning
Sewer Pipe Damage High Pressure Pipe
Replacing steel and concrete with durable and less costly solutions
Advantex
®
Fabrics
Advantex
®
Fibers

100%
% of Total Material
Requirements by Weight
0%
2006
2007
2008
2009
2010
2011
2012
2013

Ballistic Armor
• New threats require new materials
• The use of metal in armor is
decreasing
• Composite materials are designed to
meet challenging military demands
Armor Material Systems
Metals
Non-Metals
Transparent
Source: Vector Strategy, May 2008
Owens Corning
is developing new
glass reinforcements for these
challenges

OWENS CORNING
INNOVATIONS FOR LIVING

ShieldStrand

ShieldStrand

Owens Corning: Innovation for Armor
• 40% tougher than steel parts
• Scale quantities available
• 50% lighter than steel
• Half the cost of current solutions
ShieldStrand : Advanced premium performance, yet affordable
Higher Strength
Lighter Weight
Cost Effective
Fabrics
Vehicle Armor
Spall Liner
Source: Owens Corning
™

Opportunities for Continued Growth Wood Global Materials Market Source: E-Composites; Owens Corning Successful Acquisition Market Position Innovation Steel Composites 1.5% Aluminum Plastics

Questions

Building Materials Karel Czanderna Group President, Building Materials

Forward-looking Statement and Non-GAAP
Measures
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected in these statements. Such factors include competitive factors, pricing pressures, availability and cost of energy and materials, acquisitions and achievement of expected synergies therefrom, general economic conditions and factors detailed from time to time in the
Company’s Securities and Exchange Commission filings. The information in this presentation speaks as of the date September 8, 2008, and is subject to change. The Company does not undertake any duty to update or revise forward-looking statements. Any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.
Additional Company information is available on the Owens Corning Web site:
www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our Current Report on Form 8-K filed with the
Securities and Exchange Commission on July 30, 2008.

OWENS CORNING
INNOVATIONS FOR LIVING®

PROPINK
Loosefill
FASTBATT
R-21

Residential and Commercial Building Materials
• Attractive building materials segments:
– Insulating Systems
– Roofing and Asphalt
– Other Building Materials and Services
• Leading market shares
• Powerful brand
• Broad distribution
• Used in virtually every home built in America

Net sales before inter-segment eliminations
Building Materials
Building Materials
$0
$1,000
$2,000
$3,000
$4,000
$5,000
2004 2005 2006 2007 LTM
0%
3%
6%
9%
12%
15%
U.S. & Canada
Commercial &
Industrial
19%
U.S. & Canada
Residential Repair
& Remodeling
36%
U.S. & Canada
New Residential
Construction
36%
Current Market Environment
Q2 2008 Revenue by End Market
•
Demand affected by prolonged
weakness in housing starts – down 51%
since the peak in 2005
•
Higher selling prices have not offset
inflationary pressures
•
Current forecasts call for continued
weakness in 2009
85 83 D&A
-72% 7% 2%
EBIT as %
of sales
-72% 127 35 EBIT
-3% 1,736 1,689 Net sales
%
Change
1
st
half
2007
1
st
half
2008
($ in millions)
International
9%
Sales EBIT as % of Sales
2004 is not recast for the effect of discontinued operations
Four-Year and LTM Financial Performance
Company estimates

OWENS CORNING
INNOVATIONS FOR LIVING

84 LUMBER

ABC Supply Co. inc.

ALLIED

Beacon Roofing Supply, Inc.

BORAL

Bradco Supply Corp.

CANADIAN STONE

CARTER Lumber THE YARD

FERGUSON a WOLSELEY company

LOWE'S Let's Build Something Together

THE HOME DEPOT

MASCO

MENARDS

PACIFIC COAST SUPPLY, LLC

PRIMESOURCE BUILDING PRODUCTS, INC.

RSG ROOFING SUPPLY GROUP

TotalStone Cultured & Natural Stone Products

UNITED SUBCONTRACTORS USI

WATSCO, INC.

Building Materials Customers

Opportunities for Building Materials Growth
• Rebound of United States housing
markets (new and existing)
• Strength of our channels and the
Owens Corning brand
• Growth of our customers’
businesses
– Innovation
– Energy efficiency

Roofing and Asphalt Sheree Bargabos President, Roofing and Asphalt

Forward-looking Statement and Non-GAAP
Measures
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected in these statements. Such factors include competitive factors, pricing pressures, availability and cost of energy and materials, acquisitions and achievement of expected synergies therefrom, general economic conditions and factors detailed from time to time in the
Company’s Securities and Exchange Commission filings. The information in this presentation speaks as of the date September 8, 2008, and is subject to change. The Company does not undertake any duty to update or revise forward-looking statements. Any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.
Additional Company information is available on the Owens Corning Web site:
www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our Current Report on Form 8-K filed with the
Securities and Exchange Commission on July 30, 2008.

Strategic Priorities
• Manage price to recover cost inflation
• Innovation fuels our customers’ success
– Duration
®
Series Shingle
– Roofing accessories
– Reinsulation opportunity
• Margin improvement
– Enhance product mix
– Increase roofing accessory sales
– Relentless about cost reduction
Improved operating margin and return on invested capital

OWENS CORNING
INNOVATIONS FOR LIVING®

Hip & Ridge Shingles
VentSure® Ventilation Products
Owens Corning Felt Underlayment Products
Owens Corning Shingles
Owens Corning Starter Shingle Products
WeatherLock® Self-Sealing Ice & Water Barrier Products
RapidFlow™ Gutter Drainage Protection
raft-R-mate® Attic Rafter Vent
Undereave Ventilation Products
AttiCat® Expanding Blown-In Pink Fiberglas™ Insulation

Providing “Top of the House” Solutions

Asphalt Roofing Industry is Attractive
• More than $7 billion market representing
75% of all residential roofing installed
• 75% – 80% re-roof; 20% – 25% new
construction
• Market growth driven by aging of existing
housing stock, new construction and storm
activity
• Four national producers service more than
90% of the market

Wood
Composite
Slate

Asphalt
Tile
Metal
Wood
Composite
Slate

Asphalt Shingles Will Continue
to be the Product of Choice
Asphalt Shingles
Tile
Metal
(1) Market estimates based upon Principia Partners and The Freedonia Group studies for North America.
(2) Owens Corning estimates and average roof size of 30 squares.  Does not include additional structural costs that might be associated with heavy-weight products.
(1) Market estimates based upon Principia Partners and The Freedonia Group studies for North America.
(2) Owens Corning estimates and average roof size of 30 squares.  Does not include additional structural costs that might be associated with heavy-weight products.
$9+ Billion Market
(1)
$6,000
$12,000
$18,000 $18,000
$15,000
$27,000
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
Installed Cost of a Typical Roof
(2)

Sales EBIT as % of Sales
Four-Year and LTM Financial Performance
Net sales before inter-segment eliminations
Roofing and Asphalt
Roofing and Asphalt
$0
$500
$1,000
$1,500
$2,000
2004 2005 2006 2007 LTM
0%
5%
10%
15%
20%
U.S. & Canada
Commercial & Industrial
11%
U.S. & Canada
Residential Repair
& Remodeling
64%
U.S. & Canada
New Residential
Construction
25%
Current Market Environment
Q2 2008 Revenue by End Market
•
Strong second quarter performance
carrying into third quarter
•
Inflation, primarily asphalt, partially
offset by higher selling prices
•
Weak demand associated with
traditional home repair, remodel and
new construction
Company estimates
20 19 D&A
-12% 3% 3%
EBIT as %
of sales
-5% 21 20 EBIT
8% 720 781 Net sales
%
Change
1
st
Half
2007
1
st
Half
2008
($ in millions)

Insulating Systems Roy Dean President, Insulating Systems

Forward-looking Statement and Non-GAAP
Measures
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected in these statements. Such factors include competitive factors, pricing pressures, availability and cost of energy and materials, acquisitions and achievement of expected synergies therefrom, general economic conditions and factors detailed from time to time in the
Company’s Securities and Exchange Commission filings. The information in this presentation speaks as of the date September 8, 2008, and is subject to change. The Company does not undertake any duty to update or revise forward-looking statements. Any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.
Additional Company information is available on the Owens Corning Web site:
www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our Current Report on Form 8-K filed with the
Securities and Exchange Commission on July 30, 2008.

Our Insulating Products
• Residential Insulating Batt – used in wall cavities of newly constructed and existing homes
• Foam Insulation – used in above- and below-grade
construction applications
• Flexible Duct Media – insulated duct used in new and
existing homes as a more energy-efficient HVAC solution
than metal ducts
• Metal Building Insulation – insulation used in commercial
and industrial metal buildings
• Commercial and Industrial Pipe Insulation – fiberglass
insulated pipe used in hot and cold industrial applications

• Remain profitable in a weak market
• Responsive capacity management
• Focus on operational execution
• Commercialize innovation supporting
energy efficiency
Insulating Systems Strategic Priorities
Customer focus, cycle management and
innovation are key to our success

North American Insulation Market – Product Share
• Buildings are the #1 user of
energy in the United States
• Building code adoption will
continue to drive improved
energy efficiency and
insulation demand in new
construction
• Nearly 80 million existing
homes in the United States
are under insulated
Owens Corning holds the leading market position in residential, commercial and industrial insulation
Source: Product and market estimates based on “Insulation in Residential and Commercial Construction 2007” by Principia Partners
Fiberglass
48%
Rigid Foam
38%
Spray Foams
9%
Mineral Wool
1%
Cellulose
4%

Attractive North American Fiberglass
Insulation Market
• Three manufacturers account for about 80% of
market share
• Residential, commercial and industrial market
penetration provides good diversity in mix
• Customer and channel diversity gives us an
advantage
Market is served by:
• Retail – Big Box
• Contractors
Market accessed through:
• Direct service
• Distribution
• Pro-oriented dealers
• Buying groups
Average EBIT margin 2004-2008 of
about 16% over the past 25 years

OWENS CORNING
INNOVATIONS FOR LIVING®

Fiber Glass Insulation
Loosefill
NO STAPLES NEEDED
Fast & Easy

Q2 2008 Revenue by End Market
Company estimates
Current Market Environment
Sales EBIT as % of Sales
Four-Year and LTM Financial Performance
Insulating Systems
Insulating Systems
• Experiencing inflation, weak demand,
low selling prices and capacity
utilization in the 60% to 70% range
• Expect to remain profitable for the full
year 2008
$0
$500
$1,000
$1,500
$2,000
$2,500
2004 2005 2006 2007 LTM
0%
5%
10%
15%
20%
25%
U.S. & Canada
Commercial
& Industrial
28%
U.S. & Canada
Residential Repair
& Remodeling
21%
U.S. & Canada
New Residential
Construction
39%
International
12%
Net sales before inter-segment eliminations
61 58 D&A
-74% 11% 3%
EBIT as %
of sales
-76% 95 23 EBIT
-9% 860 786 Net sales
%
Change
1
st
Half
2007
1
st
Half
2008
($ in millions)

OWENS CORNING
INNOVATIONS FOR LIVING®

Save Energy. Save Money.
pink is green™
OWENS CORNING
Help Save The Planet.
AttiCat
AttiCat
ATTIC STAIRWAY INSULATOR
FASTBATT
R-21
F66
GARAGE DOOR INSULATION KIT

Insulating Systems Profitable Growth
• The United States housing market will strengthen and we will be ready
• Growing our customers’ businesses
– Contemporary aisle logic, consumer-friendly packaging and innovative premium products for retail-facing customers
– Building science and energy-efficiency training for contractors
– Powerful Owens Corning brand recognition and promotions
• Expanding the energy-efficiency marketplace and creating a reinsulation industry

Creating a Reinsulation Market Chuck Stein, Chief Marketing Officer, Building Materials

Forward-looking Statement and Non-GAAP
Measures
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected in these statements. Such factors include competitive factors, pricing pressures, availability and cost of energy and materials, acquisitions and achievement of expected synergies therefrom, general economic conditions and factors detailed from time to time in the
Company’s Securities and Exchange Commission filings. The information in this presentation speaks as of the date September 8, 2008, and is subject to change. The Company does not undertake any duty to update or revise forward-looking statements. Any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.
Additional Company information is available on the Owens Corning Web site:
www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our Current Report on Form 8-K filed with the
Securities and Exchange Commission on July 30, 2008.

The Reinsulation Market Opportunity
• 40% of all energy in the United States is used in
buildings
– More than industry and more than transportation
• Concern for energy efficiency and the environment is
front-page news around the world
• Oil and natural gas prices are near historic highs
• Insulation is the single-most cost-effective solution in
the world to reduce greenhouse gases*
Nearly 80 million homes in United States
are under insulated
*Source: McKinsey & Company

Well less than 1% of the reinsulation
opportunity was captured in 2007
The Reinsulation Financial Opportunity
Owens Corning
Growth
Up to $1,500
per Home
(2)
=
x
80 Million
Under Insulated
Homes
(1)
(1) Source: Department of Energy and Claritas iXpress Studies
(2) Source: Owens Corning

Reinsulation: “Do It Yourself”
• Create the awareness of the
need to insulate
• Make information
easily
available
• Clarify retail
shopping experience
How Owens Corning is
capturing the opportunity
How to move “Do It Yourself”
consumers into action
• Make the decision to insulate
an easy one
• Quantify the benefit and
savings
• Make the project execution
seamless
• Help me
understand
what I need
to get it done

Reinsulation: “Do It For Me”
How to move
“Do It For Me”
consumers into action
• Expanding contractors’
ability to tap into the
reinsulation market by
providing business
models, marketing
tools and training
– Hundreds of roofing
and HVAC contractors
upselling insulation
while already in the
home
– Insulation contractors
extending business
into retrofit from new
construction
How Owens Corning
is capturing the
opportunity
Homeowners
have simple
and easy
solution for
energy
efficiency
upgrades
• Make it easier for me
to get the project
done – this is not
work I do myself
• Help me find
contractors I trust to
do the job
• Help me understand
the benefit and
savings

Owens Corning
INNOVATIONS FOR LIVING®

Save Energy. Save Money.
pink is green™
Help Save The Planet.

THE PINK PANTHER SPEAKS...
40% OF ALL ENERGY IS USED IN HOMES AND BUILDINGS
www.ItsEasyToInsulate.com

October is Energy Efficiency Month • Leverage the brand • Build awareness • Drive customer sales

Questions

Operational Excellence Duncan Palmer Chief Financial Officer

Forward-looking Statement and Non-GAAP
Measures
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected in these statements. Such factors include competitive factors, pricing pressures, availability and cost of energy and materials, acquisitions and achievement of expected synergies therefrom, general economic conditions and factors detailed from time to time in the
Company’s Securities and Exchange Commission filings. The information in this presentation speaks as of the date September 8, 2008, and is subject to change. The Company does not undertake any duty to update or revise forward-looking statements. Any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.
Additional Company information is available on the Owens Corning Web site:
www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our Current Report on Form 8-K filed with the
Securities and Exchange Commission on July 30, 2008.

Operational Excellence at Owens Corning • Focus on eliminating waste • Driven by continuous improvement • Benefits: – Safety – Quality – Productivity – Cost reduction

OWENS CORNING

INNOVATIONS FOR LIVING

Our Commitment
to SAFETY
Is Unconditional

Recordable
Incidence Rate (RIR)

It All Starts With Safety…
0
1
2
3
4
5
6
7
2002 2003 2004 2005 2006 2007 2008
YTD
Industry*
OC
*North American Industry Classification System
RIR = Number of employees injured per 200,000 hours
worked. Injured
is defined by OSHA recordability guidelines

Operational Excellence: Energy Intensity Reduction Frank O’Brien-Bernini Chief Sustainability Officer

Forward-looking Statement and Non-GAAP
Measures
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected in these statements. Such factors include competitive factors, pricing pressures, availability and cost of energy and materials, acquisitions and achievement of expected synergies therefrom, general economic conditions and factors detailed from time to time in the
Company’s Securities and Exchange Commission filings. The information in this presentation speaks as of the date September 8, 2008, and is subject to change. The Company does not undertake any duty to update or revise forward-looking statements. Any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.
Additional Company information is available on the Owens Corning Web site:
www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our Current Report on Form 8-K filed with the
Securities and Exchange Commission on July 30, 2008.

OWENS CORNING
INNOVATIONS FOR LIVING®

pink is green™

OWENS CORNING

Greening Our Operations:
Energy Intensity Reduction is a Key Driver
1% Energy
Intensity
Reduction >
$5 million EBIT
Energy Intensity
0.70
0.75
0.80
0.85
0.90
0.95
1.00
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Energy Consumption
By Business Group
Building
Materials
Composites
By Process
Other
Manufacturing
Glass Melting,
Fiber Forming,
Curing
By Source
Electricity
Other
Natural Gas
Energy
costs are
approximately
10% of cost
of sales
67%
33%
63%
28%
9%
39%
61%

Low Cost / No Cost Solutions Thousands of engaged employees reducing energy use and sharing results

Annual Investment
($ in millions)
Executed Portfolio Savings
($ in millions)

Proven Solutions A pipeline of rapid-return capital projects Energy Project Portfolio 0 5 10 15 20 25 30 35 40 2006 2007 2008 2009 0 5 10 15 20 25 30 35 40 Investment Savings Forecast

Proprietary Technology and Processes
Recycled Glass Use in Insulation
Leading Edge Technology
• Energy and emissions reduction
• Manufacturing cost reduction
• Capacity increase
• Longer asset life
30
35
40
45
50
55
2002 2003 2004 2005 2006 2007 2008
More than
1 billion lbs/yr
Composites
Furnace
Insulation
Furnace

pink is green™
OWENS CORNING
INNOVATIONS FOR LIVING®

Energy Intensity Reduction:
Taking Action to Create Shareholder Value
We understand our energy use and how to reduce it
Our actions are delivering results
We have visibility to additional significant reductions

Operational Excellence: Composites Greg Morgan Vice President, Operations and Supply Chain, Composite Solutions

Forward-looking Statement and Non-GAAP
Measures
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected in these statements. Such factors include competitive factors, pricing pressures, availability and cost of energy and materials, acquisitions and achievement of expected synergies therefrom, general economic conditions and factors detailed from time to time in the
Company’s Securities and Exchange Commission filings. The information in this presentation speaks as of the date September 8, 2008, and is subject to change. The Company does not undertake any duty to update or revise forward-looking statements. Any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.
Additional Company information is available on the Owens Corning Web site:
www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our Current Report on Form 8-K filed with the
Securities and Exchange Commission on July 30, 2008.

Composites: Operational Excellence
Advantex
®
: a proprietary technology and competitive advantage
Less Energy
Lower Cost
Raw Materials
Better Asset
Efficiency
Advantex
®
Technology:
An Owens Corning Innovation

0
20
40
60
80
100
120
Advantex ® Technology: A Better Glass Fiber
• Eliminates expensive raw materials
• Reduces waste
• Better performance for customers
Source: Owens Corning
Advantex
®
is a stronger, cleaner and lower cost reinforcement
Raw Material Cost Index
per ton of production
35%

Advantex ® Technology: Using Less Energy
• 35% less fossil fuels
• Lower emissions
Advantex
®
is the most energy efficient melting technology*
*Source: Owens Corning, and TNO Science and Report, Energy Efficiency Benchmark of Glass Furnaces, May 10, 2005
0
20
40
60
80
100
120
Energy Consumption Index
per ton of production
35%

Advantex ® Technology: More Asset Efficient
• Higher output from plants
• Eliminates treatment costs
• Enables capital-efficient expansion
Advantex
®
technology provides higher investment returns
Source: Owens Corning, Industry Average Compiled from Data Collected During Recent Acquisitions
0
20
40
60
80
100
120
140
160
Asset Efficiency Index
Output of furnace per square meter
50%

Advantex ® Technology: A Case Study
• Raw materials:  5% reduction
• Energy: 42% reduction
• Output: 35% increase
Hangzhou, China
• Raw materials: 35% reduction
• Energy: 50% reduction
• Output: 45% increase
• Closed one inefficient furnace
Leveraging the benefits by
upgrading the acquired assets
Thimmapur, India

Creating a Sustainable Future Advantex ® Technology Better for the environment Better for customers Better for investors

Questions

Financial Strategy Duncan Palmer Chief Financial Officer

Forward-looking Statement and Non-GAAP
Measures
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected in these statements. Such factors include competitive factors, pricing pressures, availability and cost of energy and materials, acquisitions and achievement of expected synergies therefrom, general economic conditions and factors detailed from time to time in the
Company’s Securities and Exchange Commission filings. The information in this presentation speaks as of the date September 8, 2008, and is subject to change. The Company does not undertake any duty to update or revise forward-looking statements. Any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.
Additional Company information is available on the Owens Corning Web site:
www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our Current Report on Form 8-K filed with the
Securities and Exchange Commission on July 30, 2008.

Financial Strategies
• Financial performance and discipline
– Strong operating cash flow to support growth and
innovation
– Continual focus on return on net assets in excess of
cost of capital
• Balanced use of free cash flow
– Maintain strong balance sheet and ample liquidity
– Disciplined capital investment to maintain the core
business and to grow through international opportunities
– Support shareholder returns

Balance Sheet Snapshot
34% 34% Debt/Total Capitalization
3.0 3.2 Debt/Adjusted LTM EBITDA
910 869 Available Liquidity
(1)
6,038 6,154 Total Capitalization
3,988 4,054 Shareholder Equity
2,050 2,100 Total Debt
$        135 $         121 Cash
December 31,
2007
June 30,
2008
($ in millions)
Owens Corning
(1) Unused portion of the $1 billion revolving credit facility and cash on hand

Guidance for 2008
• EBIT at least $265 million for the fiscal year
• Cash taxes will be less than the $40 million paid in 2007
• Capital expenditures estimated to be $350 million in 2008
• Energy used in manufacturing
– Represents about 10% of cost of sales
– About 60% natural gas, 30% electricity, 10% other

Questions

Closing Comments Mike Thaman, Chairman and Chief Executive Officer Duncan Palmer, Chief Financial Officer

Questions